     As Filed with the Securities and Exchange Commission on April 25, 2003
                                                     Registration No. 333-103679
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   POST EFFECTIVE AMENDMENT NO. 1 TO FORM S-4
                                  ON FORM S-8*
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                            DEVON ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                                            73-1567067
 (State or other jurisdiction of                             (I.R.S. Employer
  incorporation or organization)                            Identification No.)
        20 NORTH BROADWAY
      OKLAHOMA CITY, OKLAHOMA                                   73102-8260
(Address of principal executive offices)                        (Zip Code)


       GLOBAL NATURAL RESOURCES INC. KEY EMPLOYEE STOCK OPTION PLAN (1989)
              GLOBAL NATURAL RESOURCES INC. 1992 STOCK OPTION PLAN
                SEAGULL ENERGY CORPORATION 1983 STOCK OPTION PLAN
                SEAGULL ENERGY CORPORATION 1990 STOCK OPTION PLAN
                OCEAN ENERGY, INC. 1998 LONG TERM INCENTIVE PLAN
     OCEAN ENERGY, INC. LONG TERM INCENTIVE PLAN FOR NON-EXECUTIVE EMPLOYEES UNITED MERIDIAN CORPORATION 1994 EMPLOYEE NONQUALIFIED STOCK OPTION PLAN
            SEAGULL ENERGY CORPORATION 1998 OMNIBUS STOCK OPTION PLAN
                OCEAN ENERGY, INC. 1996 LONG TERM INCENTIVE PLAN
                OCEAN ENERGY, INC. 1994 LONG TERM INCENTIVE PLAN
               UNITED MERIDIAN CORPORATION 1994 OUTSIDE DIRECTOR'S
                         NONQUALIFIED STOCK OPTION PLAN
    SEAGULL ENERGY CORPORATION 1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                SEAGULL ENERGY CORPORATION 1993 STOCK OPTION PLAN
               SEAGULL ENERGY CORPORATION 1995 OMNIBUS STOCK PLAN
                 OCEAN ENERGY INC. 1999 LONG TERM INCENTIVE PLAN
                OCEAN ENERGY, INC. 2001 LONG TERM INCENTIVE PLAN
         UNITED MERIDIAN CORPORATION 1987 NONQUALIFIED STOCK OPTION PLAN
                 OCEAN ENERGY, INC. EMPLOYEE STOCK PURCHASE PLAN

                            (Full title of the plans)

                                J. Larry Nichols
                      Chairman and Chief Executive Officer
                            Devon Energy Corporation
                                20 North Broadway
                       Oklahoma City, Oklahoma 73102-8260
                     (Name and Address of Agent For Service)

                                 (405) 235-3611
          (Telephone Number, Including Area Code, of Agent For Service)
                                   ----------
                                    Copies to

                                Janice A. Dobbs
                              Corporate Secretary
                            Devon Energy Corporation
                               20 North Broadway
                       Oklahoma City, Oklahoma 73102-8260
                                 (405) 235-3611
                                   ----------

                         Calculation Of Registration Fee

                                                                 PROPOSED                 PROPOSED
         TITLE OF                 AMOUNT TO                       MAXIMUM                  MAXIMUM              AMOUNT OF
      SECURITIES TO                  BE                       OFFERING PRICE              AGGREGATE           REGISTRATION
      BE REGISTERED              REGISTERED (2)                  PER SHARE             OFFERING PRICE              FEE
      -------------              --------------               --------------           --------------         ------------
Common Stock, par value
$0.10 per share(1)             79,795,960 Shares                  (3)                       (3)                    (3)

(1) Includes the preferred stock purchase rights associated with the Common Stock of Devon Energy Corporation.
(2) Also being registered hereby are such additional number of shares as may be issued pursuant to the anti-dilution provisions of the plans listed above.
(3) All filing fees payable in connection with the issuance of these securities were previously paid in connection with the filing of the Registrant's registration statement on Form S-4 (File No. 333-103679).

* Filed as a post-effective amendment on Form S-8 to the Form S-4 registration statement. See "Explanatory Notes."

                                EXPLANATORY NOTES

         Devon Energy Corporation, a Delaware corporation ("Devon" or the "Registrant"), hereby amends its registration statement on Form S-4 (File No. 333-103679) by filing this Post-Effective Amendment No. 1 on Form S-8 ("Post-Effective Amendment") relating to up to 79,795,960 shares of common stock, par value $0.10, of Devon (the "Common Stock") issuable upon exercise of options granted pursuant to various plans of Ocean Energy, Inc., a Delaware Corporation ("Ocean"). All shares of common stock issuable upon exercise of the options granted pursuant to the plans covered by this Post-Effective Amendment were previously included in the Form S-4.

        Pursuant to the Agreement and Plan of Merger, as amended, dated as of February 23,2003 (the "Merger Agreement"), by and among Devon, Devon NewCo Corporation ("NewCo") and Ocean, on April 25, 2003, NewCo merged with and into Ocean, with Ocean being the surviving corporation and a subsidiary of Devon (the "Merger"). Pursuant to the Merger Agreement, at the effective time of the Merger, all options then outstanding under the stock option plans of Ocean remain outstanding but cease to represent a right to acquire Ocean common stock and convert into options to purchase shares of Common Stock. The stock option plans included in the terms of the Merger Agreement are:

         (a)      Global Natural Resources Inc. Key Employee Stock Option Plan
                  (1989)

         (b)      Global Natural Resources Inc. 1992 Stock Option Plan

         (c)      Seagull Energy Corporation 1983 Stock Option Plan

         (d)      Seagull Energy Corporation 1990 Stock Option Plan

         (e)      Ocean Energy, Inc. 1998 Long Term Incentive Plan

         (f) Ocean Energy, Inc. Long Term Incentive Plan for Non-executive Employees

         (g) United Meridian Corporation 1994 Employee Nonqualified Stock Option Plan

         (h)      Seagull Energy Corporation 1998 Omnibus Stock Option Plan

         (i)      Ocean Energy, Inc. 1996 Long Term Incentive Plan

         (j)      Ocean Energy, Inc. 1994 Long Term Incentive Plan

         (k) United Meridian Corporation 1994 Outside Director's Nonqualified Stock Option Plan

         (l) Seagull Energy Corporation 1993 Non-employee Directors' Stock Option Plan

         (m)      Seagull Energy Corporation 1993 Stock Option Plan

         (n)      Seagull Energy Corporation 1995 Omnibus Stock Plan

         (o)      Ocean Energy Inc. 1999 Long Term Incentive Plan

         (p)      Ocean Energy, Inc. 2001 Long Term Incentive Plan

         (q)      United Meridian Corporation 1987 Nonqualified Stock Option
                  Plan

         (r)      Ocean Energy, Inc. Employee Stock Purchase Plan

                                     PART I

                             INFORMATION REQUIRED IN
                           A SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION(1)

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION(1)

-------------

(1) Information required by Part I to be contained in a Section 10(a) prospectus is omitted from this Registration Statement in accordance with the Note to Part I of the Form S-8 and has been or will be sent or given to participants in the Plans as specified in Rule 428(b)(1).

                                     PART II

                             INFORMATION REQUIRED IN
                           THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

The following documents previously filed by Ocean Energy, Inc. (commission file number 001-08094) with the Securities and Exchange Commission are incorporated herein by reference:

         (a) Ocean Energy, Inc's Annual Report on Form 10-K/A filed pursuant to Section 13(a) under the Exchange Act.

         (b) Ocean Energy, Inc's Current Reports on Form 8-K filed on April 25, 2003, April 14, 2003, April 4, 2003, and
                   February 25, 2003.

         The following documents previously filed by the Registrant with the Securities and Exchange Commission are incorporated herein by reference:

         (a) The Registrant Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the Commission pursuant to
                  Section 13(a) under the Exchange Act. (Exchange Act File No. 000-30176)

         (b) The Registrant current Reports on Form 8-K filed with the Commission pursuant to Section 13(a) under the Exchange Act on February 7, 2003, February 24, 2003, April 2, 2003, April 14, 2003 and [April 25, 2003]. (Exchange Act File No. 000-30176)

         (c) The description of the Registrant common stock, par value $.10 per share (the "Common Stock") included in the Company's Registration Statement on Form S-3 (Registration No. 333-50034) filed by the Registrant with the Commission on December 15, 2000, including any amendment or report filed with the Commission for the purpose of updating that description.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicate that all shares of common stock covered by this Registration Statement have been sold or which deregisters all such shares remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Except to the extent indicated below, there is no charter provision, by-law, contract, arrangement or statute under which any director or officer of Registrant is insured or indemnified in any manner against any liability which he or she may incur in his or her capacity as such.

         Article VIII of the Amended and Restated Certificate of Incorporation of Registrant contains a provision, permitted by Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL"), limiting the personal monetary liability of directors for breach of fiduciary duty as a director. The DGCL and the Amended and Restated Certificate of Incorporation of the Registrant provide that such provision does not eliminate or limit liability,

         (1) for any breach of the director's duty of loyalty to Registrant or its stockholders,

         (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

         (3) for unlawful payments of dividends or unlawful stock repurchases or redemptions, as provided in Section 174 of the DGCL, or

         (4) for any transaction from which the director derived an improper benefit.

         Section 145 of the DGCL permits indemnification against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with actions, suits or proceedings in which a director, officer, employee or agent is a party by reason of the fact that he or she is or was such a director, officer, employee or agent, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. However, in connection with actions by or in the right of the corporation, such indemnification is not permitted if such person has been adjudged liable to the corporation unless the court determines that, under all of the circumstances, such person is nonetheless fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Article VIII of the Registrant's Restated Certificate of Incorporation provides for such indemnification.

         Section 145 also permits a corporation to purchase and maintain insurance on behalf of its directors and officers against any liability which may be asserted against, or incurred by, such persons in their capacities as directors or officers of the corporation whether or not Registrant would have the power to indemnify such persons against such liabilities under the provisions of such sections. Registrant has purchased such insurance.

         Section 145 further provides that the statutory provision is not exclusive of any other right to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or independent directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

         Article VIII of the by-laws of Registrant contains provisions regarding indemnification, which parallel those described above.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS

         See Exhibit Index which is incorporated herein by reference.

ITEM 9.  UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

                           Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                           Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange
         Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

5. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on April 25, 2003.


                                        DEVON ENERGY CORPORATION


                                        By: /s/  J. LARRY NICHOLS
                                           -------------------------------------
                                           J. Larry Nichols,
                                           Chairman and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 25, 2003.

                    Signature                                         Title
                    ---------                                         -----
/s/ J. LARRY NICHOLS
---------------------------------------------------------------       Chairman and Chief Executive Officer (Principal
J. Larry Nichols                                                      Executive Officer and Director)
                               *
---------------------------------------------------------------       Senior Vice President - Finance (Principal
William T. Vaughn                                                     Financial Officer)
                               *
---------------------------------------------------------------       Vice President - Accounting (Principal Accounting
Danny J. Heatly                                                       Officer)
                               *
---------------------------------------------------------------
Thomas F. Ferguson                                                    Director
                               *
---------------------------------------------------------------
David M. Gavrin                                                       Director
                               *
---------------------------------------------------------------
Michael E. Gellert                                                    Director
                               *
---------------------------------------------------------------
John A. Hill                                                          Director
                               *
---------------------------------------------------------------       Director
William J. Johnson
                               *
---------------------------------------------------------------       Director
Michael M. Kanovsky

                               *
---------------------------------------------------------------       Director
J. Todd Mitchell

                               *
---------------------------------------------------------------       Director
Robert Mosbacher, Jr.

----------
*An asterisk denotes execution by J. Larry Nichols, as attorney-in-fact.

                                  EXHIBIT INDEX

Exhibit No.         Document
-----------         --------
4.1                 Devon's Restated Certificate of Incorporation (incorporated by reference to Exhibit 3 to Devon's Form 8-K filed on August 18, 1999. (File No. 000-30176))

4.2                 Devon's Amended and Restated By-Laws (incorporated by reference to Exhibit 3.2 to Devon's Registration Statement on Form S-4 filed on June 22, 2000, File No. 333-39908).

4.3                 Form of Common Stock Certificate (incorporated by reference to Exhibit 4.3 to Devon's Registration Statement on
                    Form S-3 filed on October 4, 2002, File No. 333-100308).

4.4                 Rights Agreement dated as of August 17, 1999 between Devon and BankBoston, N.A. (incorporated by reference to
                    Exhibit 4.2 to Devon's Form 8-K filed on August 18, 1999).

4.5                 Amendment to Rights Agreement dated as of May 25, 2000 between Devon and Fleet National Bank (f/k/a BankBoston,
                    N.A.) (incorporated by reference to Exhibit 4.2 to Devon's Form S-4 filed on June 22, 2000, File No. 333-39908).

4.6                 Amendment to Rights Agreement, dated as of October 4, 2001, by and between Devon and Fleet National Bank (f/k/a/
                    Bank Boston, NA.) (incorporated by reference to Exhibit 99.1 to Devon's Form 8-K filed on October 11, 2001).

4.7                 Amendment to Rights Agreement, dated September 13, 2002, between Devon and Wachovia Bank, N.A. (incorporated by reference to Exhibit 4.9 to Devon's Registration Statement on Form S-3 filed on October 4, 2002, File No.
                    333-100308).

5.1                 Opinion of Mayer, Brown, Rowe & Maw regarding the legality of the shares of Devon common stock to be registered under this Registration Statement. ***

23.1                Consent of Mayer, Brown, Rowe & Maw (contained in its opinion in Exhibit 5.1).

23.2                Consent of KPMG LLP (as to its report on the consolidated financial statements of Devon Energy Corporation)

23.3                Consent of KPMG LLP (as to its report on the consolidated financial statements of Ocean Energy, Inc.)

23.4                Consent of Miller and Lents, Ltd. ***

23.5                Consent of AJM Petroleum Consultants.***

23.6                Consent of LaRoche Petroleum Consultants, Ltd.***

23.7                Consent of Paddock Lindstrom & Associates, Ltd.***

23.8                Consent of Ryder Scott Company, L.P.***

23.9                Consent of Gilbert Laustsen Jung Associates Ltd.***

24.1                Power of Attorney***

------------
*** Included with the original filing of Devon Energy Corporation's Registration Statement (Registration No. 333-103679) as filed on March 7, 2003.